HOSPITALITY WORLDWIDE SERVICES, INC.

                               2,875,000 SHARES(1)

                         COMMON STOCK ($0.01 PAR VALUE)


                             UNDERWRITING AGREEMENT


                                                                _______ __, 1997



JEFFERIES & COMPANY, INC.
580 California Street
San Francisco, California 94104
As Representative of the Several Underwriters

Ladies and Gentlemen:

                  Hospitality Worldwide Services, Inc., a New York corporation (the "COMPANY") hereby confirms its agreement with both of you and each of the other Underwriters named in SCHEDULE I hereto (collectively, the "UNDERWRITERS," which term shall also include any underwriter substituted as hereinafter provided in Section 2(b) hereof), for whom you are acting as representative (in such capacity, the "REPRESENTATIVE") with respect to the purchase by the Underwriters, acting severally and not jointly, of 2,500,000 shares of Common Stock of the Company, $.01 par value per share (the "COMMON STOCK") from the Company (said 2,500,000 shares of Common Stock are herein called the "UNDERWRITTEN STOCK"). The Company also proposes to sell to the Underwriters, acting severally and not jointly, up to 375,000 additional shares of Common Stock (said 375,000 shares of Common Stock being herein called the "OPTION STOCK" and the Option Stock with the Underwritten Stock is herein collectively called the "STOCK"). The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned. This Underwriting Agreement, as amended, supplemented or modified in writing from time to time, if at all, is referred to herein as the "AGREEMENT."

                  The Company hereby confirms the agreements made with respect to the purchase of the Stock by the several Underwriters. You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on their behalf and to act for them in the manner herein provided.

                  The Company has also agreed to issue and sell to you, Jefferies & Company, Inc., for your own account and not as the Representative of the several Underwriters, warrants (the "WARRANTS") pursuant to the Representative's Warrant Agreement (the "WARRANT AGREEMENT") to purchase an aggregate of ________ shares of Common Stock (the "WARRANT SHARES").

                  The terms which follow, when used in this Agreement, shall have the meanings indicated. "PRELIMINARY PROSPECTUS" shall mean any preliminary prospectus referred to in Section l(a) below and any

--------
(1) Includes an option to purchase up to 375,000 additional shares to cover overallotments, if any.

preliminary prospectus included in the Registration Statement on the date that the Registration Statement becomes effective (the "EFFECTIVE DATE") that omits Rule 430A Information (as defined below). "REGISTRATION STATEMENT" shall mean the registration statement referred to in Section l(a) below, including financial statements, schedules and exhibits, as amended at the Representation Date (as defined below) or, if not effective at the Representation Date, in the form in which it shall become effective, and any term sheet filed with the United States Securities and Exchange Commission (the "COMMISSION") pursuant to Rule 434 of the rules and regulations (the "ACT REGULATIONS") promulgated under the Securities Act of 1933, as amended (the "ACT"), the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Act Regulations, and, in the event of any amendment thereto or the filing of any abbreviated registration statement, pursuant to Rule 462(b) of the Act Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in
Section 2 hereof), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A (as defined below). The prospectus constituting a part of the Registration Statement (including the Rule 430A Information), as from time to time amended or supplemented, is hereinafter referred to as the "PROSPECTUS," except that if any revised prospectus shall be provided to the Underwriters by the Company which differs from the prospectus on file at the Commission at the Effective Date, whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424 of the Act Regulations, the term "PROSPECTUS" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriters for such use; PROVIDED, HOWEVER, that if in reliance on Rule 434 of the Act Regulations and with the consent of Jefferies & Company, Inc., the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term Prospectus shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Act Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Stock (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Act Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Stock that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Act Regulations), the term Prospectus shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If, in reliance on Rule 434 of the Act Regulations and with the consent of Jefferies & Company, Inc., the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement. "RULE 158," "RULE 424," "RULE 430A" and "RULE 434" refer to such rules under the Act Regulations. "RULE 430A INFORMATION" means information with respect to the Stock and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  SECTION  1.   REPRESENTATIONS  AND  WARRANTIES.   The  Company
represents and warrants to each of the Underwriters as of the date hereof (such date being referred to as the "REPRESENTATION DATE"), as follows:

                  (a).  A   Registration   Statement  on  Form  SB-2  (File  No.
333-_____) with respect to the Stock, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the Act Regulations and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Act Regulations as may have been required prior to the date hereof, have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and amendments, of each related Preliminary Prospectus and of any Rule 434 term sheet and of any abbreviated registration statement pursuant to Rule 462(b) of the Act Regulations have been delivered to you.

                  (b). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Act Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which shares of Option Stock are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments and supplements thereto and any abbreviated registration statements, contained and will contain all material information required to be included therein by the Act and the Act Regulations and will in all material respects conform to the requirements of the Act and the Act Regulations; (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus, and any amendments and supplements thereto and any abbreviated registration statements, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that the Company makes no representations, or warranties or agreements as to the information provided in writing to the Company by or on behalf of the Underwriters expressly for use in the Registration Statement or the Prospectus, and the Company agrees that the only information provided in writing by or on behalf of the Underwriters to the Company expressly for use in the Registration Statement or the Prospectus is that information contained in the section of the Prospectus entitled "Underwriting," the last paragraph of text on the cover page of the Prospectus and the paragraph regarding stabilization appearing on the inside front cover page of the Prospectus.

                  (c). (i) Each of the Company and its subsidiaries is a corporation duly incorporated and validly existing in good standing under the laws of its state or jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; (ii) each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction or place where it owns or leases property or conducts business so as to require qualification, except where the failure, individually or in the aggregate, to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not occurring in the ordinary course of business (a "MATERIAL ADVERSE EVENT"); (iii) the Company does not own or control any interest in any corporation, association, partnership, limited liability company, joint venture or other entity other than its subsidiaries listed on
SCHEDULE II hereto;  and (iv)  except as set forth on  SCHEDULE  II, each of its subsidiaries does not own or control any interest in any corporation, association, partnership, limited liability, joint venture or other entity.

                  (d). Each of the Company and its subsidiaries has all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all regulatory or governmental officials, bodies and tribunals ("PERMITS") to own or lease its respective properties and to conduct its businesses as described in the Registration Statement and Prospectus, except for certificates, authorizations or permits that are not material and the absence of which do not and will not interfere with the conduct of the business of the Company, and none of the Company nor any of its subsidiaries has received any notice or threat of proceedings relating to the revocation or modification of any such Permits; each of the Company and its subsidiaries has fulfilled and performed all of its respective current obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and such Permits contain no restrictions that are materially burdensome to the Company or its subsidiaries; and each of the Company and its subsidiaries is in compliance with all applicable laws, rules, regulations, orders and consents. The property and businesses of the Company and its subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                  (e). Except as set forth in the Registration Statement and Prospectus, (i) each of the Company and its subsidiaries has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not result in a Material Adverse Event; (ii) the agreements to which the Company or any of its subsidiaries is a party described in the Registration Statement and Prospectus are valid agreements, enforceable against (and, to the best of the
Company's knowledge enforceable by) the Company and its subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements; and (iii) each of the Company and its subsidiaries has valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as otherwise disclosed in the Registration Statement and Prospectus, each of the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed in the Registration Statement and Prospectus to be conducted.

                  (f). The Company has full legal right, power and authority to enter into this Agreement and the Warrant Agreement and perform the transactions contemplated hereby. Each of this Agreement, the Warrant Agreement and the Warrants has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of this Agreement and the Warrant Agreement, the issuance and sale of the Stock, the issuance of the Warrants and the consummation of any other matters herein or therein contemplated will not
(i) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties may be bound; (ii) violate the charter or bylaws of the Company or any of its subsidiaries; or (iii) violate any law, statute, order, rule, regulation, writ, injunction, judgment or decree applicable to the Company or any of its subsidiaries or their respective properties of any court, government or governmental agency or body, domestic or foreign. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, is required for the execution and delivery of this Agreement, the Warrant Agreement or the Warrants and the consummation by the Company or any of its subsidiaries of the transactions herein and therein contemplated, except such as may be required under the Act and state securities laws, all of which requirements have been satisfied in all material respects.

                  (g). Each of the Company and its subsidiaries owns or possesses adequate rights to use all patents, patent applications, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; none of the Company or any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent applications, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and none of the Company or any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights.

                  (h). All  outstanding  shares of capital  stock of the Company
(i) have been duly authorized and validly issued and are fully paid and nonassessable; (ii) have been issued in compliance with all federal and state securities laws; and (iii) no further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Stock hereunder;

                  (i). Except as described in the Prospectus, (i) there are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company or its subsidiaries, nor any agreements or commitments to issue any of the same; (ii) there are no registration rights, preemptive rights or other rights to subscribe for or to purchase the securities of the Company or its subsidiaries that have not been satisfied or expressly waived prior to the date hereof, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; (iii) there are no restrictions upon the voting or transfer of, any capital stock pursuant to the Company's or its subsidiaries' certificates or articles of incorporation or by-laws or any agreement or other instrument to which the Company or its subsidiaries is a party; and (iv) the Stock when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

                  (j). The Company has reserved and kept available for the exercise of the Warrants such number of authorized but unissued shares of Common Stock to permit the exercise in full of the Warrants. The Warrant Shares, when issued and sold pursuant to the Warrants, (i) will not be subject to any preemptive rights or other rights to subscribe for or to purchase the Warrant Shares; (ii) will have no restrictions upon the voting or transfer of, any Warrant Shares pursuant to the Company's certificate or articles of incorporation or by-laws or any agreement or other instrument to which the Company or its subsidiaries is a party; and (iii) the Warrant Shares, when issued and delivered against payment therefor in accordance with the terms of the Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

                  (k). The authorized and outstanding capital stock of the Company as of June 30, 1997, is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" and conforms to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); and the description of the Company's stock options or other rights granted and exercised under the Company's stock option, stock bonus and other stock plans or arrangements, set forth in the Registration Statement and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (l). All issued and outstanding shares of capital stock of the subsidiaries of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive right, or other rights to subscribe for or purchase shares and are owned by the Company [or a subsidiary of the Company] free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

                  (m). BDO Seidman, LLP (i) has examined the consolidated financial statements of the Company, together with the related schedules and notes for each of the years in the two (2) year period ended December 31, 1996; and (ii) has performed the procedures set out in Statement on Accounting Standards No. 71 ("SAS 71") for a review of the interim financial information for each of the three (3) month periods ended March 31, 1996 and 1997, filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent accountants within the meaning of the Act and the Act Regulations; the audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

                  (n). Fotinakis Phitidis (SA) has examined the consolidated financial statements of The Leonard Parker Company (Propriety) Limited, together with the related schedules and notes for each of the years in the two (2) year period ended December 31, 1996; and (ii) has performed the procedures set out in Statement on Accounting Standards No. 71 ("SAS 71") for a review of the interim financial information for each of the three (3)
month periods ended March 31, 1996 and 1997, filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent accountants within the meaning of the Act and the Act Regulations; the audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

                  (o). The pro forma financial information and the related notes thereto included in the Registration Statement have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (p). The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (q).  The  statistical,   industry  and  market-related   data
included in the Registration Statement and the Prospectus is reliable and accurate in all material respects.

                  (r). Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, its subsidiaries and their businesses. Neither the Company nor its subsidiaries has received written notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                  (s). The Company is not, and after application of the proceeds from the sale of the Stock will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

                  (t). Neither of the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws; (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its subsidiaries or of any franchise, license, permit, judgment or any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries; or (iii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, bond, debenture, bank loan, credit agreement or other agreement, instrument or evidence of indebtedness to which the Company or its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or its subsidiaries is subject.

                  (u). There is not any pending or, to the best of the Company's knowledge, any threatened action, suit, claim or proceeding against the Company, any of its subsidiaries or any of their respective officers or directors (and which are related to the Company or such Subsidiaries) or any of the respective properties, assets or rights of the Company or any of its subsidiaries before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or over their respective officers or properties or otherwise which (i) might result in a Material Adverse Event; (ii) might prevent consummation of the transactions contemplated hereby; or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company or any of its subsidiaries of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

                  (v). Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (i) a Material Adverse Event; (ii) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business; (iii) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business; (iv) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise;
(v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries; or (vi) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which could reasonably be expected to result in a Material Adverse Event.

                  (w). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto or in any abbreviated Registration Statement), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto or in any abbreviated Registration Statement), neither the Company nor any of its subsidiaries has issued any securities, or incurred any material liability or obligations, direct or contingent, or entered into any transaction not in the ordinary course of business, or entered into any transaction with an affiliate (as the term "AFFILIATE" is defined in Rule 405 promulgated by the Commission pursuant to the Act) of the Company which would otherwise be required to be disclosed in the Registration Statement or the Prospectus, declared or paid any dividend on its capital stock, or made any other distribution to any of its shareholders, and there has not been any material change in the capital stock or other equity, or material increase in the short-term debt or long-term debt, of the Company or its subsidiaries or any development involving or which could reasonably be expected to result in a Material Adverse Event.

                  (x). There is (i) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or its subsidiaries, or, to the best knowledge, of the Company, threatened against any of them; (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or its subsidiaries, or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries; and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or its subsidiaries and, to the best knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, singly or in the aggregate) such as could not reasonably be expected to result in a Material Adverse Event.

                  (y). The Company has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company that might result in a Material Adverse Event; and all tax liabilities are adequately provided for on the books of the Company.

                  (z). Neither the Company nor any of its subsidiaries is in Violation of any federal, state, local or foreign laws or regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products ("MATERIALS OF ENVIRONMENTAL CONCERN"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "ENVIRONMENTAL LAWS"), which Violation could be reasonably expected to result in a Material Adverse Event. As used herein, "VIOLATION" includes, but is not limited to, noncompliance with any permit or other governmental authorization required under applicable Environmental Laws and noncompliance with the terms and conditions of any such permit or authorization. In addition, (i) neither the Company nor any of its subsidiaries has received any communication, whether from a governmental authority, citizens' group, employee or otherwise, alleging that the Company or any of its subsidiaries is not in full compliance with any Environmental Laws or permit or authorization required under applicable Environmental Laws where such failure to comply could reasonably be expected to result in a Material Adverse Event; and (ii) there are no circumstances that may be reasonably anticipated to prevent or interfere with such full compliance in the future.

                  (aa). There is no claim, action, cause of action, investigation or written notice by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence, or release into the environment, of any Material of Environmental Concern at any location owned or operated by the Company or any of its subsidiaries; or (ii) circumstances forming the basis of any Violation, or alleged violation, of any Environmental Law (collectively, "ENVIRONMENTAL CLAIMS") pending or threatened against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law which liability or violation could be reasonably expected to result in a Material Adverse Event.

                  (bb). To the best knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could form the basis of any Environmental Claim against the Company or its subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed, either contractually or by operation of law, which claim could be reasonably expected to result in a Material Adverse Event.

                  (cc). To the best knowledge of the Company, the Company and its subsidiaries have complied with and will be in compliance with the provisions of that certain Florida act relating to doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations promulgated thereunder or is exempt therefrom.

                  (dd). The Company, its Subsidiaries, its directors and its officers, have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Stock. Additionally, the Company, its Subsidiaries, its directors and its officers have not distributed and will not distribute prior to the later of (i) the Closing Date, or any date on which Option Stock are to be purchased, as the case may be, and (ii) completion of the distribution of the Stock, any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

                  (ee). None of the Company or any of its subsidiaries, and to the best knowledge of the Company, none of their respective directors or officers has, at any time during the last five (5) years, (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law; or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  (ff). The Stock is duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Stock Market (herein called "NASDAQ").

                  (gg). There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                  SECTION 2. SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

                  (a). Subject to the terms and conditions set forth herein, the Company agrees to sell to each Underwriter, severally and not jointly, and, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from the Company at $_____ per share the number of shares of Underwritten Stock set forth opposite its name in SCHEDULE I plus any additional number of shares of Underwritten Stock that such Underwriter may be obligated to purchase pursuant to Section 9 below.

                  (b).  In  addition,  subject to the terms and  conditions  set forth herein, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase from the Company up to 375,000 shares of Option Stock at the purchase price per share paid by the Underwriters set forth in
Section 2(a) hereof. The option granted by the Company pursuant to this Section 2(b) (the "OVER-ALLOTMENT OPTION") will expire automatically at the close of business on the 30th calendar day after (i) the Effective Date, if the Company has elected not to rely upon Rule 430A under the Act Regulations; or (ii) the Representation Date, if the Company has elected to rely upon Rule 430A under the Act Regulations, and may be exercised in whole or in part at the Closing Date and at one date subsequent to the Closing Date but prior to the expiration of such option only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Underwritten Stock upon notice by the Representative to the Company setting forth the number of shares of Option Stock as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Stock. Any such date (the "OPTION CLOSING DATE") shall be determined by the Representative and may be the same date as (but not earlier than) the Closing Date, but in no event shall such Option Closing Date be earlier than two full business days nor later than seven full business days after the giving of notice of the exercise of such option to the Company, unless otherwise agreed upon by the Representative and the Company. If the Over-Allotment Option is exercised as to all or any portion of the Option Stock, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of shares of Option Stock as to which the Over-Allotment Option is being exercised which the number of shares of Underwritten Stock set forth opposite its name in
Schedule I bears to the total number of shares of Underwritten Stock, except as otherwise agreed upon between the Representative and the Company, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c). Payment of the purchase price for, and delivery of, the Underwritten Stock to be purchased by the several Underwriters shall be made at such place as shall be agreed upon by the Representative and, the Company at 10:00 A.M., New York City time, (i) on the third (3rd) full business day following the first (1st) day that Underwritten Stock is are traded; (ii) if this Agreement is executed and delivered after 9:30 A.M., New York City time, the fourth (4th) full business day following the day that this Agreement is executed and delivered; or (iii) at such other time and date not later than seven (7) full business days following the first day that Underwritten Stock is traded as the Representative and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 9(e) hereof), such time and date of payment and delivery being herein called the "CLOSING DATE;" PROVIDED, HOWEVER, that if the Company has not made available to the Representative copies of the Prospectus within the time provided herein, the Representative may, in its sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representative; for purposes of Rule 15c6-1 under the Securities Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payments of funds and delivery of securities for all Underwritten Stock sold. In addition, if the Underwriters purchase any or all of the Option Stock, payment of the purchase price and delivery of certificates for such Option Stock shall be made at such place as shall be agreed upon by the Representative and the Company on the Option Closing Date as specified in the relevant notice from the Representative to the Company.

                  (d). Payment shall be made to the Company by wire transfer of same-day federal funds payable to the Company against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Stock to be purchased by them. Certificates for the Stock shall be in such denominations and registered in such names as the Representative may request in writing at least two (2) business days before the Closing Date or the Option Closing Date, as the case may be. The certificates for the Stock will be made available for examination and packaging by the Representative not later than 1:00 P.M. New York City time on the last business day prior to the Closing Date or the Option Closing Date, as the case may be, at the offices of the transfer agent for the Common Stock in New York, New York.

                  (e). On the Underwritten Stock Closing Date, the Company shall issue and sell to Jefferies & Company, Inc. for its own account and not as Representative of the several Underwriters Warrants to purchase an aggregate of ________ shares of Common Stock at a price per Warrant equal to $_____. The Warrants will be exercisable at any time and from time to time on or after the first anniversary of the date of the Prospectus up to the fifth anniversary thereof. Each Warrant shall be substantially in the form filed as an exhibit to the Registration Statement.

                  SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

                  (a). The Company will use its best efforts to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective as promptly as possible after the filing thereof. The Company will not file any amendment to the Registration Statement or amendment or supplement to the Prospectus, any Rule 434 Act Regulation term sheet or any 462(b) Act Regulation abbreviated Registration Statement, to which the Representative shall reasonably object in writing after a reasonable opportunity to review such amendment or supplement. Subject to the foregoing sentences in this clause (a), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or supplement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus to be completed, or such supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representative of such timely filing. The Company promptly will advise the Representative (i) when the Registration Statement, if not effective at the Representation Date, and any amendment thereto, shall have become effective; (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b); (iii) when any amendment to the Registration Statement shall have been filed or become effective; (iv) of any request by the Commission for any amendment of or supplement to the Registration Statement or any Prospectus or for any additional information; (v) of the receipt by the Company of any notification of, or if the Company otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b). If, at any time when a prospectus relating to the Stock is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Act Regulations, the Company promptly will prepare and file with the Commission, subject to the second sentence of Section 3(a), an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c). The Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which Stock is offered by the Underwriters and by all dealers to whom Stock may be sold, both in connection with the offering and sale of the Stock and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with the sales by any Underwriters or dealer. The Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealing in the Stock in accordance with the provisions hereof and of the Prospectus.

                  (d). Not later than the 45th day following the end of the fourth fiscal quarter first occurring after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (the "EFFECTIVE DATE"), the Company will mail and make generally available to its security holders a consolidated earning statement covering a period of at least twelve (12) months beginning with the first full calendar quarter following the Effective Date which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder and shall advise you in writing when such statement has been made so available.

                  (e). The Company will furnish to the Representative, without charge, one signed copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and all amendments and supplements thereto as the Representative may reasonably request.

                  (f). The Company will apply the net proceeds from the sale of the Stock to be sold hereunder in accordance with the description set forth in the "Use of Proceeds" section of the Prospectus.

                  (g). The Company will  cooperate with the  Representative  and its counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the Stock for offer and sale under the applicable securities or Blue Sky laws of such states and other jurisdictions of the United States as the Representative may designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

                  (h). During a period of five (5) years commencing with the date hereof, the Company will furnish to the Representative, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to shareholders of the Company and of all information, documents and reports filed with Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

                  (i). The Company agrees that it will not, without the prior written consent of Jefferies & Company, Inc., during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option to contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock; or (iii) release any security holder (or his, her or its transferee), from any "lock-up" provision or agreement, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions shall not apply to (A) the Common Stock to be sold to the Underwriters pursuant to this agreement; and (B) options granted by the Company to purchase Common Stock granted under its option plans described in the Registration Statement. For purposes of this paragraph a sale, offer, or other disposition shall be deemed to include any sale to an institution which can, following such sale, sell Common Stock in reliance on Rule 144A.

                  (j). The Company will use its best efforts to cause all directors, officers, and certain other beneficial owners of shares of Common Stock or securities convertible or exchangeable into Common Stock (listed on
SCHEDULE III attached hereto) to agree that, without the prior written consent of Jefferies & Company, Inc., he, she or it will not, without the prior written consent of Jefferies & Company, Inc., during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option to contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii)
above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions shall not apply to (A) the Common Stock to be sold to the Underwriters pursuant to this agreement; (B) options granted by the Company to purchase Common Stock granted under its option plans described in the Registration Statement; and (C) transfers, without consideration, of the Common Stock or any securities convertible into, or exercisable or exchangeable for Common Stock to family members or to one or more trusts established for the benefit of one or more family members are permitted at any time, provided that the transferee execute and deliver to Jefferies & Company, Inc., an agreement whereby the transferee agrees to be bound by all of the foregoing terms and provisions.

                  (k). In addition, such holder will agree that, without the prior written consent of Jefferies & Company, Inc. on behalf of the Underwriters, it will not, from the date hereof through the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable for Common Stock. For purposes of this Section 1 and [subparagraph (a)(ii) of Section 5], a holder shall be deemed to beneficially own shares of Common Stock that are issuable upon the exercise of options, warrants or other rights to acquire Common Stock on or before 180 days following the Closing Date.

                  (l). During the period of five years hereafter the Company will furnish to the Representatives as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representative (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representative may reasonably request, provided that prior to the Company's furnishing any such other information that is nonpublic you shall enter into such agreement respecting the confidentiality thereof as the Company may reasonably request.

                  (m). The Company will cooperate with the Underwriters and their counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the shares of Stock for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; PROVIDED, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

                  (n). The Company will not at any time,  directly or indirectly
(A) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock, or (B) (1) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, Stock or (2) pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

                  (o). The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                  (p). The Company shall cause the Stock to be quoted on the Nasdaq National Market and shall use its best efforts to maintain such trading while the shares of Stock are outstanding.

                  (q). Until expiration of the Warrant, keep reserved sufficient shares of Common Stock for issuance upon exercise of the Warrant.

                  SECTION 4. PAYMENT OF EXPENSES. Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, and, except as noted herein below, the Company will pay (directly or by reimbursement), and will be responsible for, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to expenses related to the following, if incurred, (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the printing and/or copying of this Agreement, the Master Agreement Among Underwriters, the Selected Dealer Agreement, communications with the Underwriters and any other documents in connection with the offering, purchase, sale and delivery of the Stock; (iii) the preparation, issuance and delivery of the Stock to the Underwriters, including capital duties, stamp duties and transfer taxes, if any, payable upon issuance of any of the Stock or the sale of the Stock to the Underwriters; (iv) the fees and disbursements of the Company's counsel and accountants; (v) the qualification of the Stock under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Representative in connection therewith and in connection with the preparation of any Blue Sky survey and any supplemental Blue Sky survey; (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the Preliminary Prospectus and of the Prospectus and any amendments or supplements thereto; (vii) the printing and/or copying and delivery to the Underwriters of copies of the Blue Sky survey and any supplemental Blue Sky survey; (viii) the fees and expenses incurred in connection with the listing of the stock on any national securities exchange or Nasdaq; (ix) the fees payable to the National Association of Securities Dealers, Inc.; and (x) the preparation, issuance and delivery of the Warrants to Jefferies & Company, Inc., including capital duties, stamp duties and transfer taxes, if any, payable upon issuance of any of the Warrants or Warrant Shares or the sale of the Warrants to the Underwriters;

                  If this Agreement is terminated by the Representative in accordance with the provisions of Sections 5 or 8 hereof, the Company shall reimburse the Representative and the other Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their attorneys, but the Company shall in no event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the stock.

                  SECTION 5. CONDITIONS OF THE UNDERWRITER'S OBLIGATIONS. The obligation of the Underwriters to purchase and pay for the Stock hereunder is subject to the continued accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date (and, if applicable, as of the Option Closing Date), to the accuracy of the statements of the Company made in any certificate or certificates pursuant to the provisions hereof as of the date hereof and as of the Closing Date (and, if applicable, as of the Option Closing Date), to the performance by the Company of its obligations hereunder, and to the following further conditions:

                  (a). The Registration Statement shall have become effective not later than 1:30 P.M. New York City time on the date hereof, or at such later date as may be approved by the Representative and the Company and shall remain effective at the Closing Date and at the Option Closing Date. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or, to the knowledge of the Company or the Representative, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been satisfied to the satisfaction of Underwriters' Counsel.

                  (b). All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Stock, shall have been reasonably satisfactory to Underwriters' counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

                  (c). Subsequent to the execution and delivery of this Agreement, and prior to the Closing Date, there shall not have been a Material Adverse Event, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Stock as contemplated by the Prospectus.

                  (d). The Company shall have furnished to the Representative the opinion of Olshan Grundman Frome & Rosenzweig LLP, counsel to the Company, addressed to the Underwriters and dated as of the Closing Date, substantially in the form attached hereto as SCHEDULE IV, with such changes as may be reasonably requested by the Representative, and if Option Stock is purchased at any date after the Closing Date, an additional opinion from Olshan Grundman Frome & Rosenzweig LLP, addressed to the Underwriters and dated the Option Closing

Date, confirming that the statements expressed as of the Closing Date in such opinion remain valid as of the Option Closing Date.

                  (e). Latham & Watkins, counsel for the Underwriters, shall have furnished to the Underwriters an opinion with respect to such matters as maybe reasonably requested by the Representative, dated as of the Closing Date, and if Option Stock is purchased at any date after the Closing Date, an additional opinion addressed to the Underwriters and dated the Option Closing Date confirming that the statements expressed as of the Closing Date in such opinion remain valid as of the Option Closing Date.

                  (f). The Company shall furnish the Representative a certificate, signed by the President and the Chief Financial Officer of the Company, dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement or amendment to the Prospectus and this Agreement and that, to their knowledge:

            (i). the representations and warranties of the Company contained in this Agreement and the Warrant Agreement are true and correct on and as of the Closing Date, and, if applicable, on and as of the Option Closing Date and the Company has complied with all the agreements and satisfied all the conditions under this Agreement and the Warrant Agreement on its part to be performed or satisfied at or prior to the Closing Date (and, if applicable, at or prior to the Option Closing Date);

            (ii). no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, threatened; and

            (iii). since the date of the most recent financial statements included in the Prospectus, there has been no Material Adverse Event.

                  (g). At the Effective Date, the Representation Date and at the Closing Date (and, if applicable, at the Option Closing Date), BDO Seidman, LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the Effective Date, the Representation Date and the Closing Date (and, if applicable, the Option Closing Date), in form and substance reasonably satisfactory to the Underwriters, covering the time periods and relating to the procedures referred to in Section 2(m) hereof and containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain other information contained in the Registration Statement and the Prospectus.

                  (h). At the Effective Date, the Representation Date and at the Closing Date (and, if applicable, at the Option Closing Date), Fotinakis
Phitidis (SA) shall have furnished to the Underwriters a letter or letters, dated respectively as of the Effective Date, the Representation Date and the Closing Date (and, if applicable, the Option Closing Date), in form and substance reasonably satisfactory to the Underwriters, covering the time periods and relating to the procedures referred to in Section 2(n) hereof and containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain other information contained in the Registration Statement and the Prospectus.

                  (i). Prior to the Closing Date, the Stock shall have been duly authorized for quotation on the Nasdaq upon official notice of issuance. (j). On or prior to the Closing Date, you shall have received from all of the persons and entities set forth on SCHEDULE III attached hereto, executed lock-up agreements.

                  (k). On or prior to the Closing Date, the Company shall have executed and delivered the Warrant Agreement to Jefferies & Company, Inc.

                  (l). On or prior to the Closing Date, the Company shall have executed and delivered the Warrant to Jefferies & Company, Inc.

                  (m). If any condition specified in this Section 5 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Representative by written notice to the Company at or prior to the Closing Date.

                  (n). All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if Latham & Watkins, counsel for the Underwriters, shall be satisfied that they comply in form and scope.

                  SECTION 6. INDEMNIFICATION AND CONTRIBUTION.

                  (a). The Company agrees to indemnify, defend and hold harmless each Underwriter and its affiliates and their respective officers, shareholders, counsel, agents, employees, directors and any person who controls each Underwriter or any of their respective affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the respective officers, shareholders, counsel, agents, employees and directors of such persons (each Underwriter and each such other person or entity being referred to herein as an "INDEMNIFIED PERSON"), to the fullest extent lawful from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) which, jointly or severally, the Indemnified Persons may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or in a Prospectus (including any Preliminary Prospectus); (ii) arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or the Prospectus or necessary to make the statements made therein not misleading in light of the circumstances under which they were made, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of the Underwriters, expressly for use in the Registration Statement or the Prospectus, and the Company agrees that the only such information provided in writing by or on behalf of the Underwriters, expressly for use in the Registration Statement or the Prospectus, is that information contained in the section of the Prospectus entitled "Underwriting," the last paragraph of text on the cover page of the Prospectus and the paragraph regarding stabilization appearing on the inside front cover page of the Prospectus; provided, that the indemnity agreement contained in this Section 6(a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of the Indemnified Person from whom the person asserting any such loss, expense, liability or claim purchased the Stock which is the subject thereof, if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of Stock to such person, provided that the Company has delivered the Prospectus to the Underwriters in sufficient quantity not less than one full business day prior to the sale to the person asserting such claim; or (iii) arises directly out of or is based directly upon any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (PROVIDED that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction, or stipulated by each of the Underwriters whose act or omission led to such loss, claim, damage, liability or action that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct). The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b). If any action or proceeding (including any government investigation) is brought or asserted against any Underwriter or their respective officers, shareholders, employees, directors or any person who controls any of the Underwriters (as described above) in respect of which indemnity may be sought against the Company pursuant to this Section 6, such Underwriter shall promptly notify the Company in writing of the institution of such action (provided, the at the failure to give such notice shall not relieve the Company of any liability which it may have pursuant to this Agreement, unless it shall have been determined by a court of competent jurisdiction by final judgment that such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the Company shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. Such Underwriter or such officer, shareholder, employee, director or person who controls the Underwriter (as described) shall have the right to employ its or their own counsel in any such case and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such persons unless: (i) the Company shall have failed to assume the defense of such action or proceeding or the Company shall have failed to employ counsel reasonably satisfactory to the Underwriter in any such action; or (ii) such Indemnified Party or parties shall have been advised by counsel that there may be one or more defenses available to it or them that are different from or additional to those available to the Company (in which case, if such indemnified party or parties notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred; provided, that the Company shall be responsible for the fees and expenses of only one counsel for all Indemnified Parties hereunder. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its prior written consent, which consent shall not be unreasonably withheld.

                  (c). Each Underwriter severally agrees to indemnity, defend and hold harmless the Company and its directors, officers, shareholders, counsel, agents and employees and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission which has been made in or omitted from the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or in the Prospectus (including any Preliminary Prospectus) in reliance upon and in conformity with the information relating to the Underwriters furnished in writing by or on behalf of the Underwriters to the Company. The Company agrees that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the section of the Prospectus entitled "Underwriting," the statements appearing as the last paragraph of text on the cover page of the Prospectus and the paragraph regarding stabilization appearing on the inside front cover page of the Prospectus.

                  (d). If any action is brought against the Company or any person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such action (provided, that the failure to give such notice shall not relieve such Underwriter of any liability which it may have pursuant to this Agreement, unless it shall have been determined by a court of competent jurisdiction by final judgment that such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the Underwriters shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The Company or such person shall have the right to employ its or their own counsel in any such case and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless: (i) such Underwriters shall have failed to assume the defense of the action or shall have failed to employ counsel reasonably satisfactory to the Company or such person in any such action; or (ii) such indemnified party or parties shall have been advised by counsel that there may be one or more defenses available to it or them that are different from or additional to those available to such Underwriters (in which case, if such indemnified party or parties notifies the Underwriters in writing that it elects to employ separate counsel at the expense of the Underwriters, such Underwriters shall not have the right to assume the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Underwriters and paid as incurred; provided, that the Underwriters shall be responsible for the fees and expenses of only one counsel for all indemnified parties. Anything in this paragraph to the contrary notwithstanding, the Underwriters shall not be liable for any settlement of any such claim or action effected without the written consent of such Underwriter, which consent shall not be unreasonably withheld.

                  (e). If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsection (a) or (c) of this Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each Underwriter, on the other hand, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and each Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each Underwriter, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received under the Agreement by each Underwriter. The relative fault of the Company, on the one hand, and of each Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by such Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

                  (f). The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(e) above. Notwithstanding the provisions of this Section 6, each Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (g). The indemnity and contribution agreements contained in this Section 6 shall remain in full force and effect irrespective of any investigation made by or on behalf of the Underwriters, or any of their officers, employees, directors, shareholders, counsel, agents or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, by or on behalf of the Company, its directors, officers, counsel, agents, employees or any person who controls the Company, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Stock. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of its respective officers and directors in connection with the issuance and sale of the Stock, or in connection with the Registration Statement or Prospectus.

                  SECTION 7. SURVIVAL. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the several Underwriters or any of their respective officers, employees, directors, shareholders or person who controls any Underwriter, or by or on behalf of the Company and shall survive delivery of the Stock to and payment for the Stock by the several Underwriters.

                  SECTION 8. TERMINATION OF AGREEMENT.

                  The Representative shall have the right to terminate this Agreement by giving notices hereinafter specified in Section 10 hereof at any time at or prior to the Closing Date or on or prior to any later date(s) on which

Option Stock may be purchased, as the case may be, (i) if the Company shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Stock, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to proceed with the public offering of the Stock as contemplated by the Prospectus.

                  If this Agreement is terminated pursuant to this Section or any other provision of this Agreement, such termination shall be without liability of any party to any other party except as provided in Sections 4 and 6.

                  SECTION 9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

                  (a). If one or more of the Underwriters shall fail at the Closing Date (or the Option Closing Date) to purchase the shares of Underwritten Stock which it or they are obligated to purchase under this Agreement (the "DEFAULTED STOCK"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Stock in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                        (i). If the number of shares of Defaulted Stock does not exceed 10% of the total number of shares of Underwritten Stock, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                        (ii). If the number of shares of Defaulted Stock exceeds 10% of the Underwritten Stock, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company.

                  (b). No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

                  (c). In the event of any such default which does not result in a termination of this Agreement, the Representative and the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                  SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative shall be directed to Jefferies & Company, Inc., 580 California Street, Suite 2080, San Francisco, California 94104, attention of ___________, with a copy to Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, California 94111-2586, attention of Tracy K. Edmonson, Esq. Notices to the Company shall be directed to ___________, Hospitality Worldwide Services, Inc., 450 Park Avenue, Suite 2603, New York, New York 10022; with a copy to Olshan Grundman Frome & Rosenzweig LLP, attention of Robert Friedman, Esq.

                  SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective executors, administrators, assigns, successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Underwriters, the Company and their respective successors and legal representatives and the controlling persons and officers, employees, directors and shareholders referred to in Sections 6 and 7 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and their respective successors and legal representatives, and said controlling persons, shareholders, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Stock from the Underwriters shall be deemed to be a successor or assign by reason merely of such purchase.

                  SECTION 12. GOVERNING, LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.



                           [SIGNATURE PAGE(S) FOLLOW]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.



                                           Very truly yours,



                                           HOSPITALITY WORLDWIDE SERVICES, INC.



                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________




CONFIRMED AND ACCEPTED, as of the
date first above written:



JEFFERIES & COMPANY, INC.



By:______________________________________
     Name:_________________________________
     Title:__________________________________



For themselves and as Representative of the other Underwriters named in this Agreement

                                   SCHEDULE I

          SCHEDULE OF UNDERWRITERS AND NUMBER OF SHARES TO BE PURCHASED


                                      NUMBER OF SHARES OF    NUMBER OF SHARES OF
                                     UNDERWRITTEN STOCK TO   OPTION STOCK TO BE
       UNDERWRITER                      BE PURCHASED              PURCHASED

Jefferies & Company, Inc...........











================================================================================
            TOTAL ..............       2,500,000                    375,000

                                   SCHEDULE II

                     SCHEDULE OF THE COMPANY'S SUBSIDIARIES

   NAME OF SUBSIDIARY       JURISDICTION OF ORGANIZATION    OWNERSHIP STRUCTURE

                                  SCHEDULE III

                    SCHEDULE OF LOCK-UP AGREEMENT SIGNATORIES

                                     III-1

                                   SCHEDULE IV

                        FORM OF OPINION TO BE RENDERED BY
         OLSHAN GRUNDMAN FROME & ROSENZWEIG LLP, COUNSEL TO THE COMPANY

                  1. Each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

                  2. Each of the Company and the Subsidiaries has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                  3. Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which it is reasonably known to Olshan Grundman Frome & Rosenzweig LLP (which has conducted a reasonable and thorough investigation and legal analysis of where the Company and the Subsidiaries are "doing business"), to own or lease property or conduct business and in which the failure to qualify could be reasonably expected to result in a Material Adverse Event. The Company does not own or control, directly or indirectly, any interest in any corporation, association, partnership, limited liability company, joint venture or other entity other than Leonard Parker Company ("LPC"), Hospitality Restoration and Builders, Inc. ("HRB") and Parker Reorder Company ("REORDER" and together with LPC and HRB, the "Subsidiaries") and the Subsidiaries do not own or control, directly or indirectly, any interest in any corporation, association, partnership, limited liability company, joint venture or other entity;

                  4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein;

                  5. The issued and  outstanding  shares of capital stock of the
Company have been duly and validly issued and are fully paid and nonassessable and have not been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right, and the Underwritten Stock or the Option Stock, as the case may be, to be issued by the Company pursuant to the terms of the Underwriting Agreement has been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Underwriting Agreement, will be duly and validly issued and fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right;

                  6. The authorized and outstanding capital stock of the Company as of June 30, 1997, is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" and conforms to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); and the description of the Company's stock options or other rights granted and exercised under the Company's stock option, stock bonus and other stock plans or arrangements, set forth in the Registration Statement and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  7. Except as set forth in the Prospectus, no holders of Common Stock or any other securities of the Company have registration rights with respect to any securities of the Company and, except as set forth in the Prospectus, all holders of securities of the Company having registration rights because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights;

                  8. All issued and outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

                  9. The Company has the corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver to the Underwriters the Stock to be issued and sold by it thereunder;

                  10. The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms;

                  11. The Warrant Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity;

                  12. The Warrant has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity;

                  13. The Registration Statement has become effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b);

                  14. The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;

                  15. The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented under the Act and the applicable Rules and Regulations;

                  16. To our knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required;

                  17. The performance of the Underwriting Agreement and the Warrant Agreement and the consummation of the transactions contemplated therein, the issuance and sale of the Stock and the Warrant Shares , and the issuance of the Warrants will not (a) result in any violation of the Company's or any of its Subsidiaries' charter or bylaws or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or over any of their properties or operations;

                  18. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company of the transactions contemplated with the Underwriting Agreement, other than registration of the Stock under the Act and such as may be required under state securities laws in connection with the purchase and distribution of the Stock by the Underwriters;

                  19. To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations;

                  20. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, or subject to registration under such act; and

                  In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Representative and counsel to the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed; and, although we have not undertaken to investigate or verify independently and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise expressly set forth herein), on the basis of the foregoing, nothing has come to our attention that cause us to believe that (1) any part of the Registration Statement (other than the financial statements and notes thereto and other financial, statistical and accounting data or schedules included therein, or omitted therefrom, as to which we express no opinion), as amended or supplemented, at the time such part of the Registration Statement became effective and contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Securities
Act), or (2) the Prospectus (other than the financial statements and notes thereto and other financial statistical and accounting data or schedules included therein, or omitted therefrom, as to which we express no opinion), as amended or supplemented, as of its date and on the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.